UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017 (December 12, 2017)

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B1, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

001-41-22-716-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with its previously announced private placement, in October 2017, Quotient Limited (the “Company”) issued warrants (the “Warrants”) of the Company, at a purchase price of $0.125 per underlying warrant share, exercisable for up to 8,414,683 ordinary shares at an exercise price of $5.80 per ordinary share, no par value. On December 12, 2017, the Company entered into a Warrant Agent Agreement (the “Warrant Agent Agreement”), with Continental Stock Transfer & Trust Co. (the “Warrant Agent”), which also acts as transfer agent for the ordinary shares, for the Warrant Agent to act as warrant agent for the Warrants.

Pursuant to the terms of the Warrant Agent Agreement, exercise of the purchase rights represented by the Warrants may be made, in whole or in part, by delivery to the Warrant Agent at its corporate trust department located at 1 State Street, 30th Floor, New York, New York 10004, a duly executed facsimile copy of the Notice of Exercise Form attached to the Warrant; and, within three Trading Days (as defined in the Warrants) of the date the Notice of Exercise is delivered to the Warrant Agent, all items required to be delivered pursuant to the Warrants, including the certificate representing the Warrant (if required), the aggregate exercise price, and all other amounts due and payable, as required by the Warrants.

The foregoing description of the terms of the Warrant Agent Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Warrant Agent Agreement (including the form of Warrant attached thereto), which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following is a list of exhibits filed as part of this Current Report on form 8-K.

Exhibit 10.1	Warrant Agent Agreement, dated December 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOTIENT LIMITED

By:	/s/ Paul Cowan
Name: Paul Cowan
Title: Chief Executive Officer

Date: December 15, 2017